Earnings Conference Call 4 t h Q u a r te r & F u l l - Ye a r 2 0 2 0 February 18, 2021

Forward-Looking Statements In addition to the historical information contained in this presentation, this presentation contains (and oral communications made by IDACORP, Inc. and Idaho Power Company may contain) statements, including, without limitation, earnings guidance and estimated key operating and financial metrics, that relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, outlook, assumptions, or future events or performance, often, but not always, through the use of words or phrases such as “anticipates,” “believes,” “continues,” “could,” “estimates,” “expects,” “guidance,” “intends,” “potential,” “plans,” “predicts,” “projects,” “targets,” or similar expressions, are not statements of historical facts and may be forward-looking. Forward-looking statements are not guarantees of future performance and involve estimates, assumptions, risks, and uncertainties. Actual results, performance, or outcomes may differ materially from the results discussed in the statements. In addition to any assumptions and other factors and matters referred to specifically in connection with such forward-looking statements, factors that could cause actual results or outcomes to differ materially from those contained in forward-looking statements include the following: (a) the effect of decisions by state and federal regulators affecting Idaho Power's ability to recover costs and earn a return on investments; (b) changes to or the elimination of Idaho Power’s regulatory cost recovery mechanisms; (c) the impacts of the COVID-19 pandemic on the global and regional economy and Idaho Power’s business; (d) changes in customer growth rates, loss of significant customers, and related changes in loads; (e) abnormal or severe weather conditions, climate change, wildfires, droughts, earthquakes, and other natural phenomena; (f) advancement of technologies that reduce customer demand or create power reliability challenges; (g) acts or threats of terrorist incidents, or other malicious acts, social unrest, acts of war, cyber-attacks, the companies’ failure to secure data or comply with privacy laws or regulations, security breaches; (h) the expense and risk of capital expenditures for utility infrastructure and ability to recover such costs; (i) variable hydrological conditions or over-appropriation of surface and groundwater; (j) the ability to acquire fuel and power from suppliers on reasonable terms; (k) disruptions or outages of Idaho Power’s generation or transmission systems or of any interconnected transmission system; (l) accidents, fires, explosions, and mechanical breakdowns, that can damage the companies’ assets and subject the companies to third-party claims for damages; (m) increased purchased power costs and challenges associated with integrating intermittent renewable energy sources into Idaho Power's resource portfolio; (n) the failure to comply with state and federal laws, regulations, and orders; (o) changes in tax laws and the availability of tax credits; (p) adoption of or changes in, and costs of compliance with, laws, orders and regulations, and related litigation or proceedings, including those relating to the environment; (q) the inability to obtain or cost of obtaining and complying with government permits and approvals; (r) failure to comply with mandatory reliability and security requirements; (s) the impacts of changes in economic conditions, including on customer demand; (t) the ability to obtain debt and equity financing when necessary and on reasonable terms; (u) changes in the method for determining LIBOR and the potential replacement of LIBOR; (v) the ability to buy and sell power, transmission capacity, and fuel in the markets and the availability to enter into, and success or failure of, financial and physical commodity hedges; (w) the magnitude of future benefit plan funding obligations; (x) the assumptions underlying the coal mine reclamation obligations at Bridger Coal Company and related funding requirements, and remediation costs associated with planned exits from coal plants; (y) the ability to continue to pay dividends and target payout ratio, and contractual and regulatory restrictions on those dividends; (z) Idaho Power's concentration in one industry and one region, regional economic condition and regional legislation and regulation; (aa) employee and third-party vendor workforce factors, including potential unionization of the companies' workforce and the impacts of an aging workforce; and (bb) adoption of or changes in accounting policies, principles, or estimates. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Readers should also review the risks and uncertainties listed in IDACORP, Inc.'s and Idaho Power Company's most recent Annual Report on Form 10-K and Form 10-Q and other reports the companies file with the U.S. Securities and Exchange Commission, including (but not limited to) Part I, Item 1A - “Risk Factors” in the Form 10-K and Form 10-Q and Management's Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

Leadership Presenting Today Lisa Grow IDACORP President & Chief Executive Officer 3 Steve Keen IDACORP Senior Vice President & Chief Financial Officer

Earnings Performance IDACORP, Inc. Net Income and Earnings Per Diluted Share (Thousands Except for Per Share Amounts) Three Months Ended December 31, 2020 Year Ended December 31, 2020 2020 2019 2020 2019 Net Income $ 37,507 $ 47,136 $ 237,417 $ 232,854 Average shares outstanding – diluted (000’s) 50,617 50,566 50,572 50,537 Earnings per diluted share $ 0.74 $ 0.93 $ 4.69 $ 4.61 4

0 0.5 1 1.5 2 2.5 3 3.5 4 4.5 5 2000 2015 2016 2017 2018 2019 2020 OSHA Recordable Rates National Average* EEI (1k-<2k Employees)* Idaho Power 5 *2020 data not yet available as of the date of this presentation. FOCUS • ASSESS • CHOOSE • SPEAK UP

6 Idaho Power Received its Highest Scores on Record in Third Party Electric Residential and Business Customer Satisfaction Studies in 2020 Click here to see the press release for the residential customer satisfaction study Click here to see the press release for the business customer satisfaction study

13th Straight Year of Growth in EPS(1) $1.86 $2.17 $2.68 $3.00 $3.43 $3.46 $3.64 $3.85 $3.87 $3.94 $4.21 $4.49 $4.61 $4.69 $1.80 $2.20 $2.60 $3.00 $3.40 $3.80 $4.20 $4.60 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 (1)Earnings per diluted share. 2008-2012 data adjusted for effect of a change in accounting method for IDACORP Financial Services affordable housing investment amortization. 7.4% CAGR since 2007 7

530,000 540,000 550,000 560,000 570,000 580,000 590,000 2016 2017 2018 2019 2020 Increasing Customer Growth Rate 8 Idaho Power Customer Growth *Source: U.S. Census Bureau 1 Idaho 10.6% 2 Nevada ArizonaUtah Florida 3 4 5 9.4% 8.9% 8.6% 7.5% Top 5 States in Percent Growth, 2015 to 2020* 2.7% Top State in Rate of Growth in U.S.* • 4 Years in a Row • No.1 since 2015 • No. 3 since 2010 2.1% Idaho population growth over 2019*

Continued Economic Growth 9 Moody’s GDP Growth Projections Idaho Power’s Service Area: 2021: 6.1% 2022: 6.8%

IDACORP Strategy 10 We love where we live and what we do. Every day, we rely on these core values to guide our success: Safety First Integrity Always Respect for All

11 • Boardman coal-fired plant ceased operations in October 2020 • Idaho Power to end its participation in the North Valmy coal-fired plant no later than 2025 • 2019 amended IRP suggests IPC could exit the Jim Bridger coal-fired plant as soon as 2030 Reliable Affordable Clean 100% Clean Energy by 2045 Hells Canyon, Idaho and Oregon Border

Winter Weather Outlook March Through May 2021 Source: NOAA, National Oceanic Atmospheric Administration, U.S. Dept. of Commerce, January 21, 2021 12

2019 to 2020 IDACORP, Inc. Net Income (millions) Net Income – For the Year Ended December 31, 2019 $ 232.9 Increase (decrease) in Idaho Power net income: Customer growth, net of associated power supply costs and power cost adjustment mechanisms $ 14.0 Usage per retail customer, net of associated power supply costs and power cost adjustment mechanisms 0.9 Idaho fixed cost adjustment revenues (1.0) Retail revenues per megawatt-hour, net of associated power supply costs and power cost adjustment mechanisms (2.6) Transmission wheeling-related revenues (2.2) Other operations and maintenance expenses 3.7 Other changes in operating revenues and expenses, net (1.7) Increase in Idaho Power operating income 11.1 Non-operating income and expenses (0.2) Income tax expense (2.1) Total increase in Idaho Power net income 8.8 Other IDACORP changes (net of tax) (4.3) Net Income – For the Year Ended December 31, 2020 $ 237.4 13

IDACORP(1) Idaho Power Revolving Credit Facility – Expires December 2024 $ 100.0 $ 300.0 Commercial Paper Outstanding – – Identified for Other Use(2) – (24.2) Total $ 100.0 $ 275.8 (1) Holding company only. (2) Port of Morrow and American Falls Bonds that Idaho Power could be required to purchase prior to maturity under the optional or mandatory purchase provisions of the bonds, if the remarketing agent for the bonds is unable to sell the bonds to third parties. Year Ended December 31 IDACORP 2020 2019 Net Cash Provided by Operating Activities $ 388.1 $ 366.6 Operating Cash Flows (millions) • No Equity Needs in Current Plans • No Commercial Paper Outstanding Liquidity (millions) As of December 31, 2020 14

2021 Estimates(1) 2020 Actual IDACORP Earnings Per Diluted Share Guidance $ 4.60 – $ 4.80 $ 4.69 Idaho Power Additional Amortization of Accumulated Deferred Investment Tax Credits None None Idaho Power Operations & Maintenance Expense $ 345 – $ 355 $ 352 Idaho Power Capital Expenditures, Excluding Allowance for Funds Used During Construction(2) $ 320 – $ 330 $ 311 Idaho Power Hydropower Generation (MWh) 6.0 – 8.0 7.0 (1) As of February 18, 2021. (2) On an accrual basis. 2020 Earnings Per Share Guidance & Estimated Key Financial & Operating Metrics (Millions Except for Per Share Amounts) 15

Capital Expenditures Forecast(1) 2021 – 2025 ($ Millions) $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 2021 2022 2023 2024 2025 Distribution ($100-$120M) Hydro ($65-$110M) Transmission ($50-$75M) General Plant ($60-$95M) Thermal ($15-$40M) High Voltage Transmission ($5-$95) 16 (1) As of February 18, 2021. See page 56 of IDACORP’s 2020 Form 10-K for a breakdown of project types included in the 5-year forecast.

Contact Information Justin S. Forsberg Director of Investor Relations & Treasury (208) 388-2728 JForsberg@idacorpinc.com Webcast and presentation on WWW.IDACORPINC.COM Jordan Rodriguez Corporate Communications (208) 388-2460 JRodriguez@idahopower.com Investors & Analysts Media